UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 18, 2020

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”) was held virtually on May 18, 2020. At the Annual Meeting, the Company's stockholders elected eleven individuals to the Board of Directors (the “Board”), approved Proposals 2 and 3 and rejected Proposals 4 and 5. The proposals are described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2020.

The final results of the stockholder voting regarding each proposal were as follows:

1. Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Thomas A. Bartlett	372,519,585	4,570,676	227,395	23,804,603
Raymond P. Dolan	362,523,379	14,565,621	228,656	23,804,603
Robert D. Hormats	375,914,223	1,173,355	230,078	23,804,603
Gustavo Lara Cantu	364,720,375	12,370,166	227,115	23,804,603
Grace D. Lieblein	376,912,380	185,306	219,970	23,804,603
Craig Macnab	372,098,716	4,988,067	230,873	23,804,603
JoAnn A. Reed	364,810,428	12,289,453	217,775	23,804,603
Pamela D.A. Reeve	363,591,182	13,472,417	254,057	23,804,603
David E. Sharbutt	365,311,903	11,474,426	531,327	23,804,603
Bruce L. Tanner	373,734,415	3,350,521	232,720	23,804,603
Samme L. Thompson	366,615,608	10,473,254	228,794	23,804,603

2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
386,773,744	14,067,362	281,153	—

3. Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
366,822,367	10,011,801	483,488	23,804,603

4. Consideration of a stockholder proposal to require periodic reports on political contributions and expenditures.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
138,677,674	237,129,662	1,510,320	23,804,603

5. Consideration of a stockholder proposal regarding the ownership threshold required to call a special meeting.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
162,337,578	214,345,419	634,659	23,804,603

Item 8.01 Other Events.
On May 19, 2020, the Company issued a press release (the “Press Release”) announcing that the Board declared a cash distribution of $1.10 per share of the Company’s common stock, payable on July 10, 2020 to the stockholders of record at the close of business on June 19, 2020.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 19, 2020.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	May 19, 2020	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer